UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 7, 2016
___________
DIAMONDBACK ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-35700 (Commission File Number)	45-4502447 (I.R.S. Employer Identification Number)
500 West Texas Suite 1200 Midland, Texas (Address of principal executive offices)		79701 (Zip code)
(432) 221-7400 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.03. Material Modification to Rights of Security Holders.

The information provided by Item 5.07 below with respect to (i) the approval by the stockholders of Diamondback Energy, Inc. (the “Company”) of an amendment to the Company’s amended and restated certificate of incorporation to increase the total number of authorized shares of common stock, (ii) the effect of such increase, and (iii) the Company’s filing of the certificate of amendment to its amended and restated certificate of incorporation, attached to this Current Report on Form 8-K as Exhibit 3.1, in Delaware is incorporated herein by reference.

Item 5.03. Amendment to Articles of Incorporation or Bylaws.

The information provided by Item 5.07 below with respect to the amendment to the Company’s amended and restated certificate of incorporation is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held a Special Meeting of the Company’s stockholders on December 7, 2016 (the “Special Meeting”) at which the Company’s stockholders voted on and approved a proposal (the “Proposal”) to amend the Company’s amended and restated certificate of incorporation to increase the total number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares. Prior to the Special Meeting, the Company delivered a definitive proxy statement to its stockholders describing the Special Meeting, the Proposal and related information (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on November 15, 2016.

The Proposal was approved with the following stockholders’ vote:

For	Against	Abstain	Non-Votes
58,965,958	14,690,953	8,628	—

As disclosed in the Proxy Statement, as of the record date of November 11, 2016, the Company had 78,066,147 shares of common stock outstanding, excluding 564,915 shares of common stock reserved for issuance pursuant to outstanding restricted stock units and 15,750 shares of common stock reserved for issuance pursuant to options, all of which were granted under the Company’s 2016 Amended and Restated Equity Incentive Plan, and no shares of preferred stock outstanding.

On December 7, 2016, following the approval of the Proposal by the Company’s stockholders at the Special Meeting, the Company filed a certificate of amendment to its amended and restated certificate of incorporation with the Secretary of State of Delaware to effect the increase in the number of authorized shares of the Company’s common stock from 100,000,000 shares to 200,000,000 shares. The number of authorized shares of the Company’s preferred stock was not affected by this amendment and remained unchanged at 10,000,000 shares. A copy of the certificate of amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. Certain possible effects of such increase in the total number of authorized shares of common stock are described in the Proxy Statement, which description is incorporated herein by reference.

Item 9.01. Exhibits
(d)

Exhibit Number	Description
3.1	Certificate of Amendment No. 1 of the Amended and Restated Certificate of Incorporation of the Company

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date:	December 12, 2016
		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
3.1	Certificate of Amendment No. 1 of the Amended and Restated Certificate of Incorporation of the Company